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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 16, 2001

TULLY'S COFFEE CORPORATION (Exact Name of Registrant as Specified in its Charter)
Washington (State or Other Jurisdiction of Incorporation)	0-26829 (Commission File No.)	91-1557436 (I.R.S. Employer Identification No.)
3100 Airport Way South, Seattle, Washington 98134 (Address of Principal Executive Offices and Zip Code)
Registrant's telephone number, including area code: (206) 233-2070
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

Resignation of Chief Executive Officer

    On July 16, 2001, the Company issued a press release, which is attached as Exhibit 99.1, announcing that Jamie Colbourne has stepped down as President, Chief Executive Officer and Director and has been replaced, on an interim basis, by Marc Evanger.

    During the interim, Mr. Colbourne will remain as an adviser to the Tully's board on international business development. He remains a Director of Tully's Coffee Japan.

Item 7. Exhibits

Exhibit	Description
99.1	Press Release issued by Company on July 16, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TULLY'S COFFEE CORPORATION
Date: July 17, 2001	By:	/s/ RANDY HALTER
Randy Halter Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued by Company on July 16, 2001.

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SIGNATURE
EXHIBIT INDEX